UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 26, 2007

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                      1-13484                  34-1775913
          --------                      -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                File Number)          Identification No.)

           5845 W. 82nd Street, Suite 102                           46278
               Indianapolis, Indiana                                -----
    (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 26, 2007, Cohesant Technologies Inc. reported its operating results for the third and first nine months ended August 31, 2007. The Press Release is attached hereto as Exhibit 99.1


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 furnished pursuant to Item 2.02 is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  Exhibits.

          99.1 - Press Release dated September 26, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COHESANT TECHNOLOGIES INC.

Date: September 26, 2007           By: /s/ Robert W. Pawlak
                                       -----------------------------------------
                                       Robert W. Pawlak, Chief Financial Officer